UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 10, 2011

Gaming Partners International Corporation
(Exact name of registrant as specified in its charter)

Nevada	000-23588	88-0310433
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1700 Industrial Road, Las Vegas, Nevada		89102
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(702) 384-2425

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2011 annual meeting of the stockholders of Gaming Partners International Corporation (the “Company”) was held on May 10, 2011.  Items of business set forth in the Company’s proxy statement dated April 11, 2011 that were voted on and approved are as follows:

(1)  Election of Directors:

	Votes
Nominee	For	Withheld	Broker Non-Vote

Martin A. Berkowitz	5,874,129	73,467	1,652,051
Eric P. Endy	5,856,054	91,542	1,652,051
Gregory S. Gronau	5,855,254	92,342	1,652,051
Charles R. Henry	5,868,129	79,467	1,652,051
Robert J. Kelly	5,870,454	77,142	1,652,051
Jean-Francois Lendais	5,855,145	92,451	1,652,051
Alain Thieffry	5,847,520	100,076	1,652,051

 (2)  Ratification of Moss Adams LLP, as the Company’s Independent Registered Public Accounting Firm:

For	Against	Abstain	Broker Non-Vote
7,526,620	36,828	36,199	-

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gaming Partners International Corporation
(Registrant)

Date: May 16, 2011
	By:	/s/ Gerald W. Koslow
Gerald W. Koslow
	Its:	Chief Financial Officer

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